Exhibit 99.1

WATERSTONE FINANCIAL, INC.
WATERSTONE BANK
11200 W. PLANK CT.
WAUWATOSA, WI 53226

Contact:  Mark R. Gerke
Chief Financial Officer
414.459.4012
markgerke@wsbonline.com

Waterstone Financial, Inc. Announces Results of Operations for the Quarter and Nine Months Ended September 30, 2019.

WAUWATOSA, WI – 10/23/2019 – Waterstone Financial, Inc. (NASDAQ: WSBF), holding company for WaterStone Bank, reported net income of $10.9 million, or $0.42 per diluted share for the quarter ended September 30, 2019 compared to $8.7 million, or $0.31 per diluted share for the quarter ended September 30, 2018. Net income per diluted share was $1.03 for the nine months ended September 30, 2019 compared to net income per diluted share of $0.90 for the nine months ended September 30, 2018.
“We are pleased with our strong results in the third quarter,” said Douglas Gordon, CEO of Waterstone Financial, Inc. “We generated a record $14.5 million in consolidated quarterly pre-tax income, which represents a 26.6% increase over the prior year’s comparable quarter. The results reflect a record pre-tax quarter from the Community Banking segment and a very strong Mortgage Banking segment performance. During the quarter, the Community Banking segment remained disciplined with respect to cost management, while continuing to focus on future growth and the customer experience through the opening of a new branch. The Mortgage Banking segment had a strong performance due to increased production volumes of refinance products and a continued focus on improved efficiencies at the branch and corporate levels.”

Highlights of the Quarter Ended September 30, 2019

Waterstone Financial, Inc. (Consolidated)

•	Consolidated net income of Waterstone Financial, Inc. totaled $10.9 million for the quarter ended September 30, 2019, compared to $8.7 million for the quarter ended September 30, 2018.
•	Consolidated return on average assets was 2.17% for the quarter ended September 30, 2019 compared to 1.80% for the quarter ended September 30, 2018.
•	Consolidated return on average equity was 11.15% for the quarter ended September 30, 2019 and 8.48% for the quarter ended September 30, 2018.
•
The Company repurchased a total 495,000 shares on the open market during the quarter ended September 30, 2019 at an average price of $16.77 per share and a total of 1,341,900 shares repurchased at an average price of $16.68 per share during the nine months ended September 30, 2019.

•	Dividends declared totaled $0.12 per share during the quarter ended September 30, 2019 amounting to a total of $0.86 in dividends declared per share during the nine months ended September 30, 2019.

Community Banking Segment

•	Pre-tax income totaled $8.7 million for the quarter ended September 30, 2019, which represents a 1.0% increase compared to $8.6 million for the quarter ended September 30, 2018.
•	Net interest income totaled $13.9 million for the quarter ended September 30, 2019, which represents a 1.7% decrease compared to $14.1 million for the quarter ended September 30, 2018.
•
Average loans held for investment totaled $1.38 billion during the quarter ended September 30, 2019, which represents an increase of $36.7 million, or 2.7%, compared to the quarter ended September 30, 2018. Average loans held for investment increased $3.3 million, or 1.0% annualized, compared to $1.38 billion for the quarter ended June 30, 2019.

•
Net interest margin decreased 27 basis points to 2.80% for the quarter ended September 30, 2019 compared to 3.07% for the quarter September 30, 2018, which was a result of the increase in cost of funding as certificates of deposit and borrowings repriced at higher rates over the past year. Net interest margin decreased two basis points compared to 2.82% for the quarter ended June 30, 2019.

•
The segment had $150,000 negative provision for loan losses for the quarter ended September 30, 2019 compared to no provision for loan losses for loan losses for the quarter ended September 30, 2018. Net recoveries totaled $9,000 for the quarter ended September 30, 2019, compared to net recoveries of $63,000 for the quarter ended September 30, 2018.

•
Noninterest income increased $103,000 for the quarter ended September 30, 2019 compared to the quarter ended September 30, 2018 as loan prepayment fees and earnings on life insurance policies increased.

•
Noninterest expenses decreased $73,000 for the quarter ended September 30, 2019 compared to the quarter ended September 30, 2018. Compensation expenses decreased $360,000 as health insurance expense decreased. Other noninterest expenses decreased $118,000 as FDIC insurance premiums decreased. Offsetting the decreases, occupancy increased with the branch additions and real estate owned expenses increased due to lower gains on sale.

•	The efficiency ratio was 43.97% for the quarter ended September 30, 2019, compared to 44.06% for the quarter ended September 30, 2018.
•
Average deposits totaled $1.05 billion during the quarter ended September 30, 2019, an increase of $41.0 million, or 4.1%, compared to $1.01 billion during the quarter ended September 30, 2018.  Average deposits increased $4.2 million, or 1.6% annualized, compared to the quarter ended June 30, 2019.

•	Nonperforming assets as percentage of total assets was 0.41% at September 30, 2019, 0.37% at June 30, 2019, and 0.45% at September 30, 2018.
•	Past due loans as percentage of total loans was 0.62% at September 30, 2019, 0.61% at June 30, 2019, and 0.67% at September 30, 2018.

Mortgage Banking Segment

•	Pre-tax income totaled $5.7 million for the quarter ended September 30, 2019, compared to $2.8 million of pre-tax income for the quarter ended September 30, 2018.
•
Loan originations increased approximately $90.1 million, or 11.8%, to $851.3 million during the quarter ended September 30, 2019, compared to $761.2 million during the quarter ended September 30, 2018.  Origination volume relative to purchase activity accounted for 79.0% of originations for the quarter ended September 30, 2019 compared to 92.1% of total originations for the quarter ended September 30, 2018.

•	Mortgage banking income increased $3.4 million, or 10.2%, to $36.5 million for the quarter ended September 30, 2019, compared to $33.2 million for the quarter ended September 30, 2018.
•	Gross margin on loans sold decreased to 4.30% for the quarter ended September 30, 2019, compared to 4.39% for the quarter ended September 30, 2018.

About Waterstone Financial, Inc.

Waterstone Financial, Inc. is the savings and loan holding company for WaterStone Bank. WaterStone Bank was established in 1921 and offers a full suite of personal and business banking products. The Bank has branches in Wauwatosa/State St, Brookfield, Fox Point/North Shore, Franklin/Hales Corners, Germantown/Menomonee Falls, Greenfield/Loomis Rd, Oak Creek/27th St, Oconomowoc/Lake Country, Pewaukee, Waukesha/Brookfield, West Allis/Greenfield Ave, and West Allis/National Ave, Wisconsin along with a commercial lending office in Minneapolis, Minnesota. WaterStone Bank is the parent company to Waterstone Mortgage, which has the ability to lend in 48 states. For more information about WaterStone Bank, go to http://www.wsbonline.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as “may,” “expects,” “anticipates,” “estimates” or “believes.”  Such statements are subject to important factors that could cause actual results to differ materially from those anticipated by the forward-looking statements.  These factors include (i) exposure to the deterioration in the commercial and residential real estate markets which could result in increased charge-offs and increases in the allowance for loan losses,  (ii) various other factors, including changes in economic conditions affecting borrowers, new information regarding outstanding loans and identification of additional problem loans, which could require an increase in the allowance for loan losses, (iii) Waterstone’s ability to maintain required levels of capital and other current and future regulatory requirements, (iv) the impact of recent and future legislative initiatives on the financial markets, and (v) those factors referenced in Item 1A. Risk Factors in Waterstone’s most recent Annual Report on Form 10-K and as may be described from time to time in Waterstone’s subsequent SEC filings, which factors are incorporated herein by reference.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only Waterstone’s belief as of the date of this press release.

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	For The Three Months Ended September 30,		For The Nine Months Ended September 30,
	2019	2018	2019	2018
	(In Thousands, except per share amounts)
Interest income:
Loans	$18,558	17,340	53,688	49,498
Mortgage-related securities	737	643	2,260	1,925
Debt securities, federal funds sold and short-term investments	1,083	1,063	3,515	2,949
Total interest income	20,378	19,046	59,463	54,372
Interest expense:
Deposits	4,479	3,063	12,813	8,087
Borrowings	2,745	2,133	7,579	5,574
Total interest expense	7,224	5,196	20,392	13,661
Net interest income	13,154	13,850	39,071	40,711
Provision for loan losses	(80)	40	(730)	(1,060)
Net interest income after provision for loan losses	13,234	13,810	39,801	41,771
Noninterest income:
Service charges on loans and deposits	503	442	1,272	1,332
Increase in cash surrender value of life insurance	728	695	1,579	1,496
Mortgage banking income	36,062	32,653	93,526	88,930
Other	201	272	564	805
Total noninterest income	37,494	34,062	96,941	92,563
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	27,514	27,453	75,227	74,670
Occupancy, office furniture, and equipment	2,629	2,751	8,085	7,995
Advertising	913	1,224	2,834	3,084
Data processing	1,003	809	2,641	2,057
Communications	358	412	1,039	1,229
Professional fees	954	583	2,438	1,930
Real estate owned	24	(128)	75	63
Loan processing expense	858	837	2,542	2,729
Other	1,979	2,485	6,055	7,553
Total noninterest expenses	36,232	36,426	100,936	101,310
Income before income taxes	14,496	11,446	35,806	33,024
Income tax expense	3,572	2,743	8,697	7,948
Net income	$10,924	8,703	27,109	25,076
Income per share:
Basic	$0.42	0.32	1.04	0.91
Diluted	$0.42	0.31	1.03	0.90
Weighted average shares outstanding:
Basic	25,772	27,451	26,168	27,488
Diluted	25,962	27,680	26,372	27,765

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
	September 30,	December 31,
	2019	2018
	(Unaudited)
Assets	(In Thousands, except per share amounts)
Cash	$45,366	$48,234
Federal funds sold	11,268	25,100
Interest-earning deposits in other financial institutions and other short term investments	9,556	12,767
Cash and cash equivalents	66,190	86,101
Securities available for sale (at fair value)	178,056	185,720
Loans held for sale (at fair value)	237,772	141,616
Loans receivable	1,385,333	1,379,148
Less: Allowance for loan losses	12,547	13,249
Loans receivable, net	1,372,786	1,365,899

Office properties and equipment, net	24,889	24,524
Federal Home Loan Bank stock (at cost)	22,050	19,350
Cash surrender value of life insurance	69,309	67,550
Real estate owned, net	1,887	2,152
Prepaid expenses and other assets	32,490	22,469
Total assets	$2,005,429	$1,915,381

Liabilities and Shareholders' Equity
Liabilities:
Demand deposits	$122,309	$139,111
Money market and savings deposits	184,183	163,511
Time deposits	733,077	735,873
Total deposits	1,039,569	1,038,495

Borrowings	515,795	435,046
Advance payments by borrowers for taxes	26,385	4,371
Other liabilities	36,437	37,790
Total liabilities	1,618,186	1,515,702

Shareholders' equity:
Preferred stock	-	-
Common stock	271	285
Additional paid-in capital	211,557	232,406
Retained earnings	191,680	187,153
Unearned ESOP shares	(16,914)	(17,804)
Accumulated other comprehensive income (loss), net of taxes	649	(2,361)
Total shareholders' equity	387,243	399,679
Total liabilities and shareholders' equity	$2,005,429	$1,915,381

Share Information
Shares outstanding	27,147	28,463
Book value per share	$14.26	$14.04
Closing market price	$17.18	$16.76
Price to book ratio	120.48%	119.37%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
	(Dollars in Thousands, except per share amounts)
Condensed Results of Operations:
Net interest income	$13,154	12,981	12,936	13,466	13,850
Provision for loan losses	(80)	30	(680)	-	40
Total noninterest income	37,494	35,190	24,257	25,636	34,062
Total noninterest expense	36,232	35,355	29,349	31,846	36,426
Income before income taxes	14,496	12,786	8,524	7,256	11,446
Income tax expense	3,572	3,143	1,982	1,578	2,743
Net income	$10,924	9,643	6,542	5,678	8,703
Income per share – basic	$0.42	0.37	0.25	0.21	0.32
Income per share – diluted	$0.42	0.37	0.24	0.21	0.31
Dividends declared per share	$0.12	0.12	0.62	0.12	0.12

Performance Ratios (annualized):
Return on average assets - QTD	2.17%	1.95%	1.39%	1.18%	1.80%
Return on average equity - QTD	11.15%	9.96%	6.65%	5.58%	8.48%
Net interest margin - QTD	2.80%	2.82%	2.93%	2.99%	3.07%

Return on average assets - YTD	1.84%	1.67%	1.39%	1.64%	1.80%
Return on average equity - YTD	9.21%	8.28%	6.65%	7.60%	8.25%
Net interest margin - YTD	2.85%	2.88%	2.93%	3.09%	3.13%

Asset Quality Ratios:
Past due loans to total loans	0.62%	0.61%	0.46%	0.50%	0.67%
Nonaccrual loans to total loans	0.46%	0.41%	0.49%	0.48%	0.48%
Nonperforming assets to total assets	0.41%	0.37%	0.44%	0.45%	0.45%

WATERSTONE FINANCIAL, INC. AND SUBSIDIARIES
SUMMARY OF QUARTERLY AVERAGE BALANCES AND YIELD/COSTS
(Unaudited)

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
Average balances	(Dollars in Thousands)
Interest-earning assets
Loans receivable and held for sale	$1,579,575	1,552,199	1,477,991	1,496,125	1,507,632
Mortgage related securities	114,051	114,537	115,674	111,004	106,047
Debt securities, federal funds sold and short term investments	169,621	180,111	194,669	179,232	176,733
Total interest-earning assets	1,863,247	1,846,847	1,788,334	1,786,361	1,790,412
Noninterest-earning assets	137,723	136,263	125,396	119,715	122,575
Total assets	$2,000,970	1,983,110	1,913,730	1,906,076	1,912,987

Interest-bearing liabilities
Demand accounts	$37,015	35,744	36,268	36,941	37,936
Money market and savings accounts	206,474	193,542	176,237	184,873	185,864
Certificates of deposit	739,544	736,798	735,471	722,774	707,970
Total interest-bearing deposits	983,033	966,084	947,976	944,588	931,770
Borrowings	509,099	504,940	438,905	439,601	444,570
Total interest-bearing liabilities	1,492,132	1,471,024	1,386,881	1,384,189	1,376,340
Noninterest-bearing demand deposits	86,849	91,545	97,951	97,677	100,804
Noninterest-bearing liabilities	33,130	32,143	30,027	20,219	28,632
Total liabilities	1,612,111	1,594,712	1,514,859	1,502,085	1,505,776
Equity	388,859	388,398	398,871	403,991	407,211
Total liabilities and equity	$2,000,970	1,983,110	1,913,730	1,906,076	1,912,987

Average Yield/Costs (annualized)
Loans receivable and held for sale	4.66%	4.66%	4.69%	4.63%	4.56%
Mortgage related securities	2.56%	2.68%	2.66%	2.58%	2.41%
Debt securities, federal funds sold and short term investments	2.53%	2.50%	2.73%	2.52%	2.39%
Total interest-earning assets	4.34%	4.32%	4.35%	4.29%	4.22%

Demand accounts	0.09%	0.09%	0.09%	0.09%	0.10%
Money market and savings accounts	0.57%	0.66%	0.63%	0.47%	0.35%
Certificates of deposit	2.24%	2.19%	2.04%	1.82%	1.62%
Total interest-bearing deposits	1.81%	1.80%	1.71%	1.49%	1.30%
Borrowings	2.14%	2.06%	2.08%	2.10%	1.90%
Total interest-bearing liabilities	1.92%	1.89%	1.82%	1.68%	1.50%

COMMUNITY BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$13,885	13,530	13,132	13,774	14,121
Provision for loan losses	(150)	-	(700)	-	-
Total noninterest income	1,415	1,079	881	911	1,312
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	4,075	4,671	4,756	4,761	4,435
Occupancy, office furniture and equipment	942	944	972	842	826
Advertising	202	220	181	185	183
Data processing	588	493	457	422	414
Communications	90	93	82	92	112
Professional fees	223	160	268	339	257
Real estate owned	24	19	32	(62)	(128)
Loan processing expense	-	-	-	-	-
Other	583	635	489	571	701
Total noninterest expense	6,727	7,235	7,237	7,150	6,800
Income before income taxes	8,723	7,374	7,476	7,535	8,633
Income tax expense	1,982	1,594	1,687	1,632	2,003
Net income	$6,741	5,780	5,789	5,903	6,630

Efficiency ratio - QTD	43.97%	49.52%	51.64%	48.69%	44.06%
Efficiency ratio - YTD	48.27%	50.56%	51.64%	47.63%	47.28%

MORTGAGE BANKING SEGMENT
SUMMARY OF KEY QUARTERLY FINANCIAL DATA
(Unaudited)

	At or For the Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2019	2019	2019	2018	2018
	(Dollars in Thousands)
Condensed Results of Operations:
Net interest income	$(774)	(529)	(208)	(332)	(286)
Provision for loan losses	70	30	20	-	40
Total noninterest income	36,535	34,364	23,571	24,986	33,165
Noninterest expenses:
Compensation, payroll taxes, and other employee benefits	23,616	22,579	16,060	18,499	23,164
Occupancy, office furniture and equipment	1,687	1,736	1,804	2,018	1,925
Advertising	711	743	777	854	1,041
Data processing	411	372	308	309	386
Communications	268	260	246	290	300
Professional fees	688	620	426	52	319
Real estate owned	-	-	-	-	-
Loan processing expense	858	879	805	643	837
Other	1,725	1,186	1,912	2,297	2,064
Total noninterest expense	29,964	28,375	22,338	24,962	30,036
Income before income taxes	5,727	5,430	1,005	(308)	2,803
Income tax expense	1,584	1,545	286	(62)	737
Net income	$4,143	3,885	719	(246)	2,066

Efficiency ratio - QTD	83.79%	83.86%	95.61%	101.25%	91.35%
Efficiency ratio - YTD	86.79%	88.66%	95.61%	92.89%	90.60%

Loan Originations	$851,297	793,254	501,432	600,156	761,206
Purchase	79.0%	87.6%	89.9%	91.1%	92.1%
Refinance	21.0%	12.4%	10.1%	8.9%	7.9%
Gross margin on loans sold(1)	4.30%	4.29%	4.57%	4.17%	4.39%
(1) - Gross margin on loans sold equals mortgage banking income (excluding the change in interest rate lock value) divided by total loan originations